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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ================
                                    FORM 8-K
                                ================

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of report : July 29, 2003
                          ----------------------------
                        (Date of earliest event reported)

                           DAYTON SUPERIOR CORPORATION
               (Exact Name of Registrant as Specified in Charter)



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
                 Ohio                                   1-11781                              31-0676346
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
     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                        Identification No.)
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           7777 Washington Village Dr., Suite 130, Dayton, Ohio 45459
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               (Address of Principal Executive Offices) (Zip Code)

                                 (937) 428-6360
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              (Registrant's telephone number, including area code)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On July 29, 2003, Dayton Superior Corporation (the "Company"), together with its wholly owned subsidiary, Symons Corporation ("Symons"), completed the acquisition of substantially all of the fixed assets and rental fleet assets (the "Closing") of Safway Formwork Systems, L.L.C. ("Safway Formwork"), a subsidiary of Safway Services, Inc. ("Safway Services"), whose ultimate parent is ThyssenKrupp AG ("TK"), for a purchase price of $19,965,000. Included in the purchase is the right to acquire a certain limited group of other assets of Safway Formwork within 90 days of the Closing. The purchase price is subject to the Company's set off rights specified in the Asset Purchase Agreement for potential tax liabilities and other indemnification, and in the case of Symons and Safway Formwork, certain other post-closing adjustments. The asset purchase was made pursuant to the terms of the asset purchase agreement, dated as of June 30, 2003, as amended on July 15, 2003 and July 29, 2003 (the "Asset Purchase Agreement"), by and among the Company and Symons, and Safway Formwork and Safway Services. Prior to the acquisition, Safway Formwork primarily sold and rented concrete forming and shoring systems, principally European style products designed and manufactured by TK's affiliated European concrete forming and shoring business, to a national customer base. The Company intends to integrate the assets and operations of Safway Formwork into Symons' current concrete forming and shoring operations and expand its product offerings by advancing its plan to continue augmenting Symons' existing rental fleet with European clamping systems.

The purchase price, determined in arms-length negotiations, was comprised of $13,000,000 in cash and $6,965,000 as the net present value of a non-interest bearing (other than in the case of a default) senior unsecured note payable to Safway Formwork. The note was issued at a discount, which is being accreted to the face value using the effective interest method and is reflected as interest expense. The first installment payment on the note, in an amount of $250,000, is due on September 30, 2003, and an additional installment payment, in an amount of $750,000, is due on December 31, 2003. Thereafter, annual payments of $1,000,000 are due on September 30 of each year from 2004 through 2008, with a final balloon payment of $6,000,000 due on December 31, 2008. For purposes of calculating the net present value of the senior unsecured note, the Company has assumed an interest rate of 14.5%. The $13,000,000 in cash was funded through the issuance of common shares valued at $13,000,000 to the Company's majority shareholder, which is an affiliate of Odyssey Investment Partners, LLC. The acquisition has been accounted for as a purchase, and the results of Safway Formwork will be included in the Company's consolidated financial statements from the date of acquisition. The purchase price will be allocated based on the fair value of the assets acquired and liabilities assumed.

The forgoing information contained in this Form 8-K with respect to the acquisition is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement, incorporated herein as Exhibits 2.1-2.3.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of the Business Acquired.

         Pursuant to Item 7(a)(4) of Form 8-K, the Company hereby undertakes to file the information required by Item 7(a) pursuant to an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than October 14, 2003.

(b)      Pro Forma Financial Information.


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         Pursuant to Item 7(b)(2) of Form 8-K, the Company hereby undertakes to file the information required by Item 7(b) pursuant to an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than October 14, 2003.

(c) The following documents are furnished as Exhibits to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

2.1* Asset Purchase Agreement, dated as of June 30, 2003, by and among Dayton Superior Corporation and Symons Corporation, and Safway Formwork Systems, L.L.C and Safway Services, Inc.

2.2* Amendment One, dated as of July 15, 2003, to the Asset Purchase Agreement by and among Dayton Superior Corporation and Symons Corporation, and Safway Formwork Systems, L.L.C and Safway Services, Inc.

2.3* Amendment Two, dated as of July 29, 2003, to the Asset Purchase Agreement by and among Dayton Superior Corporation and Symons Corporation, and Safway Formwork Systems, L.L.C and Safway Services, Inc.

*The schedules (and other similar attachments) to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to supplementally furnish to the SEC, upon request, a copy of any omitted schedule (and other similar attachments).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DAYTON SUPERIOR CORPORATION




                                         By:  /s/     Thomas W. Roehrig
                                              ----------------------------
                                              Name:   Thomas W. Roehrig
                                              Title:  Vice President of
                                                      Corporate Accounting

Date: August 13, 2003



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                                  EXHIBIT INDEX

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EXHIBIT NO.               DOCUMENT DESCRIPTION
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
2.1                       Asset Purchase Agreement, dated as of June 30, 2003, by and among Dayton Superior
                          Corporation and Symons Corporation, and Safway Formwork Systems, L.L.C and Safway
                          Services, Inc.

2.2                       Amendment One, dated as of July 15, 2003, to the Asset Purchase Agreement by and among
                          Dayton Superior Corporation and Symons Corporation, and Safway Formwork Systems, L.L.C and
                          Safway Services, Inc.

2.3                       Amendment Two, dated as of July 29, 2003, to the Asset Purchase Agreement by and among
                          Dayton Superior Corporation and Symons Corporation, and Safway Formwork Systems, L.L.C and
                          Safway Services, Inc.
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